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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 29, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                    1-467                 84-0513668
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                    07306
(Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code)          (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 7.         Financial Statements and Exhibits

                a. Not applicable.

                b. Not applicable

                c. Exhibits

                The following exhibit is filed with this report:

    ----------------------------- ---------------------------------------
    Exhibit Number                Description
    ----------------------------- ---------------------------------------

    ----------------------------- ---------------------------------------

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    99.1                          Press release dated April 29, 2004
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ITEM 9.         Regulation FD Disclosure

         The Company today issued a press release attached as Exhibit 99.1 to announce the employment of a new executive officer. This report is being furnished pursuant to Item 9.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 29, 2004                        WILSHIRE ENTERPRISES, INC.
                                              (Registrant)



                                              By:  /s/ Philip G. Kupperman
                                                   -----------------------
                                                   Philip Kupperman
                                                   President